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                          HILLVIEW INVESTMENT TRUST II



                                   ALPHA FUND


                            INTERNATIONAL ALPHA FUND







                                  ANNUAL REPORT

                                  JUNE 30, 2001

                          Hillview Investment Trust II

We are pleased to present the June 30, 2001 annual report for the Hillview Investment Trust II, its first since its inception.

The Hillview Investment Trust II (the "Trust"), a diversified open-end management investment company, was organized by Hillview Capital Advisors, LLC ("Hillview Advisors ") to provide the actively managed component of its clients' equity portfolios. The Trust currently consists of two separate funds:

Hillview Alpha Fund ("Alpha Fund")- seeks long-term capital appreciation by investing in a diversified portfolio of common stocks of U.S. small- and mid-capitalization companies (i.e. whose stock market capitalization is no larger than the largest company in the Russell Mid-Cap Index of mid-cap stocks at the time of investment).

Hillview International Alpha Fund ("International Alpha Fund")- seeks long-term capital appreciation by investing in a diversified portfolio of common stocks of companies in countries outside the United States that are represented in the MSCI Europe, Australia and Far East Index ("EAFE Index"). The EAFE Index reflects stocks in most developed countries outside North America. The Fund also invests in stocks of issuers in other countries, including emerging markets, as represented in the MSCI Emerging Markets Index.

Hillview Advisors, which serves as both Funds' investment manager, selects multiple sub-advisors to manage specified portions of each fund and has full discretion to allocate and rebalance the Funds' assets among the sub-advisors. Currently, the Alpha Fund utilizes five sub-advisors, while the International Alpha Fund utilizes four. Hillview Advisors seeks sub-advisors with distinguished track records, specific investment processes and experienced firm personnel. More specifically, we seek managers with definable, sustainable advantages over their peers that, when applied in less efficient market sectors, can result in superior returns. Furthermore, we focus on sub-advisors which utilize a "concentrated equity" approach, whereby they maintain relatively few securities representing their "best ideas" without regard for the makeup of their portfolio as compared to a relevant benchmark. By selecting sub-advisors with complimentary investment styles, and carefully constructing the Funds' portfolios, we seek to produce excess return relative to a market benchmark over time, while providing a prudent level of diversification and risk control, resulting in attractive risk-adjusted returns.

Since both Funds' inception in September of 2000, equity markets worldwide have experienced significant volatility and uncertainty. The Hillview Funds were not unaffected by these forces. The Alpha Fund, for the period since its inception on September 1, 2000 through June 30, 2001, declined by 11.83%. This compared unfavorably to the Fund's benchmark, a 50/50 blend of the S&P 400 Mid Cap and S&P 600 Small Cap indices, which returned 0.55% over the same period. Against a broader backdrop, the Fund's return compared favorably to the S&P 500's return of -18.54%, reflecting the relative strength of small- and mid-cap stocks.

Based on our analysis, the Alpha Fund's underperformance against its primary benchmark is attributable primarily to two factors, both of which had significant impacts across most equity markets over the period. The first factor was the Fund's bias toward growth stocks relative to the benchmark, which currently has a bias toward stocks with value characteristics. The Fund's growth bias is due to the fact that the Fund has maintained an allocation of approximately 50% to the Fund's value managers, Harris Associates L.P. ("Harris Associates") and Pzena Investment Management LLC, with about a 30% allocation to its growth managers, Shaker Investments, Inc. ("Shaker Investments") and Nevis Capital Management LLC ("Nevis Capital"). The remaining 20% is allocated to Frontier Capital Management Company, LLC, which utilizes a growth at a reasonable price, or GARP approach, which has elements of both growth and value. Given the significant outperformance of value over growth during the period, any overweight to growth was a negative. The second factor was the Fund's bias toward mid-and large-capitalization stocks. Smaller was better during the period, as returns increased as market capitalization sector decreased. The Fund, driven by our manager allocation and those managers' stock selection, had a greater proportion of its assets in mid- and, to a lesser extent, large-capitalization stocks than in small. Again, the impact of this difference from the benchmark was significant.

                          Hillview Investment Trust II

We do not attempt to structure the Alpha Fund to mirror any particular benchmark, but rather we attempt to generate attractive absolute returns, reap the benefits of managers' stock picking abilities, and mitigate volatility and risk. As a result, the Fund's returns will exhibit significantly different returns - "tracking error" - as compared to its benchmark over shorter periods of time. It is our view that our clients will be better served by allocating assets to talented managers in a thoughtful way, and allowing their stock picking to determine the shape of the Fund's portfolio, than for us to "micromanage" in order to replicate a benchmark return. Our analysis indicates that the managers' collective stock picking efforts have had a positive impact on returns and our qualitative monitoring indicates that each firm's disciplines and methodology remain intact.

The performance of the Fund's sub-advisors has varied considerably over the period, reflecting their relative leaning toward a growth or a value style. With one exception, Nevis Capital, each firm's performance compares favorably with style-based peer groups. Nevis Capital's portfolio is heavily weighted towards companies in the information technology and telecommunications sectors, and it has suffered accordingly. Given the uncertain look for those sectors and unexpectly poor results from many of the companies in the portfolio, we have reduced our allocation to Nevis Capital over the period to approximately 10% of the total Fund, which we consider to be a minimum weighting. The reduction has resulted in an increased allocation to Shaker Investments, which also maintains a Growth style but which has managed more effectively through the current downturn.

Since its inception on September 7, 2000 through June 30, 2001, the International Alpha Fund declined 12.65%, which compares favorably to the benchmark MSCI EAFE + Emerging Markets, which fell 20.83% over the same period. The Fund's modest overweighting to Emerging Markets, relative to the benchmark, was clearly a benefit during the period. Furthermore, our analysis indicates that the Fund maintained a higher exposure to small-capitalization stocks than the benchmark, which, as in the U.S., was beneficial in overseas markets.

Three of the International Alpha Fund's four managers, Waterford Management LLC, Harris Associates and Deutsche Asset Management Investment Services, Ltd., outperformed the benchmark during the period. The fourth manager, BPI Global Asset Management LLP, underperformed slightly, which we felt was reasonable, given its growth style and exposure to technology and telecommunications companies.

We continue to monitor both Funds and their sub-advisors closely on your behalf. Please feel free to contact us with any questions you may have.

                               Hillview Alpha Fund

     Comparison of change in value of $10,000 investment in Hillview Alpha
        Fund (1) (2) vs. 50% / 50% composite of the S&P Mid Cap 400 and
                       S&P Small Cap 600 and the S&P 500.

[LINE GRAPH OMITTED - DATA POINTS AS FOLLOWS]

               Hillview          S&P MidCap 400 &
              Alpha Fund         S&P SmallCap 600         S&P 500
              ----------         ----------------         -------
9/01/00        10,000.00            10,000.00            10,000.00
9/30/00         9,725.00             9,830.00             9,472.00
10/31/00        9,550.00             9,694.35             9,431.93
11/30/00        8,300.00             8,823.79             8,688.41
12/31/00        8,766.66             9,704.41             8,730.90
1/31/01         9,708.33            10,020.77             9,040.67
2/28/01         8,650.00             9,429.55             8,216.34
3/31/01         7,825.00             8,862.83             7,695.84
4/30/01         8,833.33             9,689.73             8,293.88
5/31/01         8,783.33             9,895.16             8,349.45
6/30/01         8,816.66            10,056.45             8,146.23


                                  TOTAL RETURNS

                                       Value on                     Since
                                     June 30, 2001              Inception(3)
                                     -------------              ------------
Hillview Alpha Fund                      $8,817                    (11.83%)

50%/50% S&P MidCap 400 and
S&P SmallCap 600                        $10,055                      0.55%

S&P 500                                 $ 8,146                    (18.54%)


(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on September 1, 2000 (inception) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Hillview Advisors waived all of its advisory fees and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total Returns shown include fee waivers and expense reimbursements, if any. Total Returns would have been lower had there been no waivers and reimbursements  of fees and  expenses  in  excess of  expense  limitations.
     Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Aggregate return for the period September 1, 2000 (Commencement of Operations) through June 30, 2001.

                        Hillview International Alpha Fund

             Comparison of change in value of $10,000 investment in Hillview International Alpha Fund(1)(2) vs. MSCI EAFE + Emerging Markets

[LINE GRAPH OMITTED - DATA POINTS AS FOLLOWS]

                          Hillview          MSCI EAFE +
                         In'l Alpha      Emerging Markets
                         ----------      ----------------
9/07/00                   10,000.00          10,000.00
9/30/00                    9,708.33           9,492.17
10/31/00                   9,300.00           9,212.48
11/30/00                   9,075.00           8,814.80
12/31/00                   9,469.12           9,114.03
1/31/01                    9,761.12           9,236.76
2/28/01                    9,127.07           8,540.04
3/31/01                    8,309.47           7,943.84
4/30/01                    8,968.55           8,483.01
5/31/01                    9,018.61           8,232.48
6/30/01                    8,734.95           7,916.59




                                  TOTAL RETURNS

                                         Value on                  Since
                                       June 30, 2001            Inception(3)
                                       -------------            ------------
Hillview International Alpha Fund         $8,735                   (12.65%)

MSCI EAFE + Emerging Markets              $7,917                   (20.83%)


(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on September 7, 2000 (inception) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Hillview Advisors waived all of its advisory fees and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total Returns shown include fee waivers and expense reimbursements, if any. Total Returns would have been lower had there been no waivers and reimbursements  of fees and  expenses  in  excess of  expense  limitations.
     Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Aggregate return for the period September 7, 2000 (Commencement of Operations) through June 30, 2001.

                                         HILLVIEW INVESTMENT TRUST II
                                                  ALPHA FUND
                                           Portfolio of Investments
                                                 June 30, 2001

                                                                         SHARES                       VALUE
                                                                         ------                    ----------
COMMON STOCKS-95.6%
ADVERTISING-0.5%
        Getty Images, Inc.*                                              17,650                    $  463,489
                                                                                                   ----------

AEROSPACE/DEFENSE-0.3%
        Armor Holdings, Inc.*                                            23,500                       352,500
                                                                                                   ----------

APPAREL & TEXTILES-1.6%
        Kellwood Co.                                                     73,025                     1,686,878
                                                                                                   ----------

AUTO PARTS AND ACCESSORIES-1.6%
        Lear Corp.*                                                      47,150                     1,645,535
                                                                                                   ----------

BIOTECHNOLOGY-0.5%
        Aurora Biosciences Corp.*                                        17,600                       545,600
                                                                                                   ----------

BROADCASTING/ADVERTISING-1.5%
        Clear Channel Communications, Inc.*                              24,300                     1,523,610
                                                                                                   ----------

BUSINESS SERVICES-2.9%
        Heidrick & Struggles International, Inc.*                        41,500                       843,695
        HotJobs.com, Ltd.*                                               31,400                       341,632
        Reynolds & Reynolds Co., Class A                                 85,500                     1,876,725
                                                                                                   ----------
                                                                                                    3,062,052
CHEMICALS-3.1%
        Cytec Industries, Inc.*                                          17,775                       675,450
        FMC Corp.*                                                       17,725                     1,215,226
        Lubrizol Corp. (The)                                             42,325                     1,314,191
                                                                                                   ----------
                                                                                                    3,204,867
COMPUTER SOFTWARE & SERVICES-23.2%
        Applied Micro Circuits Corp.*                                    17,760                       305,472
        Arbitron, Inc.*                                                  15,380                       370,658
        Ascential Software Corp.*                                        83,000                       484,720
        BEA Systems, Inc.*                                               27,800                       853,738
        BMC Software, Inc.*                                              26,570                       598,887
        Brocade Communications Systems, Inc.*                            13,570                       596,944
        Brooks Automation, Inc.*                                         18,400                       848,240
        Ceridian Corp.*                                                  76,900                     1,474,172
        Cree, Inc.*                                                      30,170                       788,795
        CSG Systems International, Inc.*                                 21,600                     1,252,800
        Electronic Data Systems Corp.                                    31,500                     1,968,750
        Extreme Networks, Inc.*                                          15,880                       468,460
        HNC Software, Inc.*                                              34,600                       865,000
        Hyperion Solutions Corp.*                                        60,500                       907,500
        Inter-Voice Brite, Inc.*                                         37,100                       408,100
        Juniper Networks, Inc.*                                          10,800                       335,880
        MetaSolv, Inc.*                                                  32,400                       256,932
        MicroStrategy, Inc.*                                             31,900                        89,320
        Novell, Inc.*                                                   393,300                     2,237,876
        Parametric Technology Corp.*                                    119,431                     1,670,840
        Quantum Corp.-DLT & Storage Systems*                             88,000                       887,920
        Rational Software Corp.*                                         58,100                     1,629,705

                   The accompanying notes are an integral part of the financial statements.

                                                      5

                                      HILLVIEW INVESTMENT TRUST II
                                               ALPHA FUND
                                  Portfolio of Investments (Continued)
                                              June 30, 2001

                                                                  SHARES                        VALUE
                                                                  ------                        -----
COMPUTER SOFTWARE & SERVICES (continued)
        Read-Rite Corp.*                                          50,200                    $   267,566
        Retek, Inc.*                                              26,822                      1,285,846
        SERENA Software, Inc.*                                     7,600                        276,184
        SunGard Data Systems, Inc.*                               28,800                        864,288
        Synopsys, Inc.*                                           15,100                        730,689
        TIBCO Software, Inc.*                                     16,200                        206,874
        Wind River Systems, Inc.*                                 65,546                      1,144,433
                                                                                            -----------
                                                                                             24,076,589
COMPUTER TECHNOLOGIES-1.3%
        LTX Corp.*                                                16,700                        426,852
        Zoran Corp.*                                              31,000                        921,320
                                                                                            -----------
                                                                                              1,348,172
COMPUTERIZED TRADING-0.9%
        E*TRADE Group, Inc.*                                     141,900                        915,255
                                                                                            -----------

CONSUMER PRODUCTS-1.7%
        Dial Corp. (The)                                         124,600                      1,775,550
                                                                                            -----------

CONTAINERS/PACKAGING-0.2%
        Packaging Corp. of America*                               14,600                        226,738
                                                                                            -----------

DATA SERVICES-1.6%
        eFunds Corp.*                                              5,500                        102,300
        First Data Corp.                                          23,500                      1,509,875
                                                                                            -----------
                                                                                              1,612,175
DISCOUNT CHAIN-1.7%
        Dollar Tree Stores, Inc.*                                 62,100                      1,728,864
                                                                                            -----------

ELECTRONIC COMPONENTS-SEMICONDUCTORS-4.4%
        Broadcom Corp., Class A*                                   8,200                        350,632
        Exar Corp.*                                                6,200                        122,512
        GlobeSpan, Inc.*                                          16,520                        241,192
        Microchip Technology, Inc.*                               48,475                      1,620,519
        PLX Technology, Inc.*                                     23,500                        199,515
        Semtech Corp.*                                            22,800                        684,000
        TranSwitch Corp.*                                         25,500                        280,500
        Vitesse Semiconductor Corp.*                              41,770                        878,841
        Xilinx, Inc.*                                              5,560                        229,294
                                                                                            -----------
                                                                                              4,607,005
ELECTRONICS-1.5%
        Benchmark Electronics, Inc.*                              11,900                        289,884
        Vicor Corp.*                                              76,700                      1,250,210
                                                                                            -----------
                                                                                              1,540,094
ENTERTAINMENT-0.1%
        Viacom, Inc., Class B*                                     2,400                        124,200
                                                                                            -----------

                The accompanying notes are an integral part of the financial statements.

                                                    6

                                      HILLVIEW INVESTMENT TRUST II
                                               ALPHA FUND
                                  Portfolio of Investments (Continued)
                                              June 30, 2001


                                                                   SHARES                       VALUE
                                                                   ------                       -----
FINANCE & FINANCIAL SERVICES-7.3%
        Concord EFS, Inc.*                                         11,400                    $  592,914
        Moody's Corp.                                              40,400                     1,353,400
        Multex.com, Inc.*                                          22,900                       372,125
        Pacific Century Financial Corp.                            45,800                     1,181,182
        Dun & Bradstreet Corp. (The)*                              45,900                     1,294,380
        Washington Mutual, Inc.                                    74,850                     2,810,618
                                                                                             ----------
                                                                                              7,604,619
HEALTH CARE COST CONTAINMENT-0.1%
        First Health Group Corp.*                                   5,800                       139,896
                                                                                             ----------

HEALTH CARE R.E.-0.9%
        Healthcare Realty Trust, Inc. REIT                         37,125                       976,388
                                                                                             ----------

INSURANCE COMPANIES-4.5%
        Aetna, Inc.*                                               80,050                     2,070,894
        Conseco, Inc.*                                             46,100                       629,265
        Fidelity National Financial, Inc.                           7,550                       185,504
        Partnerre Ltd.                                             28,400                     1,573,360
        Phoenix Companies, Inc. (The)*                              9,800                       182,280
                                                                                             ----------
                                                                                              4,641,303
MACHINERY-1.6%
        Kennametal, Inc.                                           43,900                     1,619,910
                                                                                             ----------

MANUFACTURING-3.6%
        Danaher Corp.                                              19,400                     1,086,400
        Energizer Holdings, Inc.*                                  77,766                     1,784,730
        UCAR International, Inc.*                                  73,550                       878,923
                                                                                             ----------
                                                                                              3,750,053
MEDICAL TECHNOLOGIES-0.2%
        Diversa Corp.*                                             10,300                       209,502
                                                                                             ----------

MEDICAL-GENERIC DRUGS-0.6%
        Barr Laboratories, Inc.*                                    9,500                       668,895
                                                                                             ----------

OIL & GAS - EQUIPMENT & SERVICES-1.4%
        National-Oilwell, Inc.*                                    26,800                       718,240
        Varco International, Inc.*                                 39,900                       742,539
                                                                                             ----------
                                                                                              1,460,779
OIL & GAS EXPLORATION-1.4%
        Forest Oil Corp.*                                           2,200                        61,600
        Mitchell Energy & Development Corp.                         7,400                       342,250
        Ocean Energy, Inc.                                         15,900                       277,455
        Remington Oil & Gas Corp.*                                 16,400                       311,600
        Transocean Sedco Forex, Inc.                                6,560                       270,600
        Triton Energy Ltd.*                                         6,300                       206,325
                                                                                             ----------
                                                                                              1,469,830

                The accompanying notes are an integral part of the financial statements.

                                                    7

                                      HILLVIEW INVESTMENT TRUST II
                                               ALPHA FUND
                                  Portfolio of Investments (Continued)
                                              June 30, 2001


                                                                  SHARES                        VALUE
                                                                  ------                        -----
PAINTS-1.0%
        Sherwin Williams Co.                                      48,425                     $  1,075,035
                                                                                             ------------

PHARMACEUTICALS-2.9%
        Aclara Biosciences, Inc.*                                 34,400                          340,560
        American Home Products Corp.                               9,100                          531,804
        Aviron*                                                   18,600                        1,060,200
        Cell Therapeutics, Inc.*                                   8,500                          234,940
        Titan Pharmaceuticals, Inc.*                              19,200                          576,192
        United Therapeutics Corp.*                                25,190                          336,287
                                                                                             ------------
                                                                                                3,079,983
PUBLISHING & BROADCASTING-1.9%
        Knight-Ridder, Inc.                                       32,800                        1,945,040
                                                                                             ------------

RESTAURANTS-2.3%
        Tricon Global Restaurants, Inc.*                          53,157                        2,333,592
                                                                                             ------------

RETAIL-8.1%
        CBRL Group, Inc.                                          93,450                        1,583,978
        Kenneth Cole Productions, Inc.*                           15,000                          302,250
        Office Depot, Inc.*                                      217,652                        2,259,228
        Payless ShoeShource, Inc.*                                24,425                        1,580,298
        Tiffany & Co.                                             11,340                          410,735
        Toys "R" Us, Inc.*                                        89,700                        2,220,075
                                                                                             ------------
                                                                                                8,356,564
SPECIALTY STEEL-1.0%
        Allegheny Technologies, Inc.                              59,200                        1,070,928
                                                                                             ------------

TELECOMMUNICATIONS-5.2%
        ADC Telecommunications, Inc.*                             39,000                          257,400
        Aether Systems, Inc.*                                     10,657                           94,315
        American Tower Corp., Class A                             56,200                        1,161,653
        Anixter International, Inc.*                              64,375                        1,976,312
        CIENA Corp.*                                              13,940                          529,720
        Finisar Corp.*                                            19,700                          367,996
        JDS Uniphase Corp.*                                       26,680                          333,500
        SBA Communications*                                       27,000                          668,250
                                                                                             ------------
                                                                                                5,389,146

TRANSPORTATION-2.4%
        CNF, Inc.                                                 31,950                          902,588
        EGL, Inc.*                                                92,300                        1,611,558
                                                                                             ------------
                                                                                                2,514,146
TRAVEL & RECREATION-0.6%
        Royal Caribbean Cruises Ltd.                              26,200                          579,282
                                                                                             ------------


TOTAL COMMON STOCKS
        (Cost-$87,094,910)                                                                     99,324,064
                                                                                             ------------

                The accompanying notes are an integral part of the financial statements.

                                                    8

                                          HILLVIEW INVESTMENT TRUST II
                                                   ALPHA FUND
                                      Portfolio of Investments (Concluded)
                                                  June 30, 2001

                                                                      PAR
                                                                     (000)                            VALUE
                                                                     -----                            -----
SHORT-TERM INVESTMENTS-5.0%
Wilmington Trust Prime Money Market Fund
     3.830%                                                     $       5,250                     $   5,250,166
                                                                                                  -------------

TOTAL SHORT-TERM INVESTMENTS
     (Cost-$5,250,166)                                                                                5,250,166
                                                                                                  -------------

TOTAL INVESTMENTS-100.6%
     (Cost-$92,345,076)                                                                             104,574,230
                                                                                                  -------------

OTHER LIABILITIES IN EXCESS OF ASSETS-(0.6%)                                                           (665,493)
                                                                                                  -------------

NET ASSETS-100.0%                                                                                 $ 103,908,737
                                                                                                  =============


--------
*  Non-income producing securities
REIT - Real Estate Investment Trust

                    The accompanying notes are an integral part of the financial statements.

                                                        9

                                              HILLVIEW INVESTMENT TRUST II
                                                INTERNATIONAL ALPHA FUND
                                                Portfolio of Investments
                                                     June 30, 2001


                                                                                 SHARES                       VALUE
                                                                                 ------                       -----
COMMON STOCK-94.0%
AUSTRALIA-1.4%
        John Fairfax Holdings Ltd.                                               261,700                    $  538,538
                                                                                                            ----------

BELGIUM-0.6%
        Interbrew                                                                  8,020                       214,547
                                                                                                            ----------

BERMUDA-2.0%
        IPC Holdings Ltd. ADR                                                     11,500                       272,090
        Tyco International Ltd. ADR                                                9,000                       490,500
                                                                                                            ----------
                                                                                                               762,590
BRAZIL-2.7%
        Embraer - Empresa Brasileira de Aeronautica SA ADR                         6,000                       234,300
        Telecomunicacoes Brasileiras SA ADR                                        6,200                       289,850
        Uniao De Bancos Brasileiros SA ADR                                        20,300                       516,635
                                                                                                            ----------
                                                                                                             1,040,785
CANADA-1.1%
        Celestica Inc. ADR*                                                        8,000                       412,000
                                                                                                            ----------

CHINA-0.3%
        Jiangsu Expressway Co., Ltd.                                             500,000                       117,313
                                                                                                            ----------

DENMARK-0.4%
        Group 4 Falck AS                                                           1,470                       168,001
                                                                                                            ----------

EGYPT-1.5%
        Al Ahram Beverages Co. GDR (144A)*                                        19,550                       226,291
        EFG-Hermes Holdings, S.A.E. (144A) ADR                                     8,250                        39,282
        EFG-Hermes Holdings, S.A.E. GDR                                            9,000                        45,225
        Egyptian Company for Mobile Services (Mobinil)*                            9,200                       136,965
        Orascom Telecommunications*                                                4,200                        25,375
        Orascom Telecommunications (144A) ADR*                                    31,500                        95,158
                                                                                                            ----------
                                                                                                               568,296
FINLAND-1.7%
        Metso Oyj                                                                 56,700                       628,805
                                                                                                            ----------

FRANCE-8.1%
        Altran Technologies SA                                                     1,410                        65,651
        Aventis SA                                                                 3,600                       287,393
        Axa ADR                                                                   12,000                       338,040
        BNP Paribas SA                                                             3,000                       261,082
        Dassault Systemes SA                                                       2,740                       105,588
        Essilor International SA                                                     802                       229,484
        GFI Industries SA                                                         22,200                       545,020
        GFI Informatique                                                          11,290                       180,642
        Michelin, Compagnie Generale                                              10,500                       332,181
        Pechiney SA, Class A                                                       4,700                       238,732
        Total Fina Elf SA ADR                                                      3,300                       231,660
        Vivendi Universal SA ADR                                                   4,500                       261,000
                                                                                                            ----------
                                                                                                             3,076,473
GERMANY-3.3%
        Bayer AG                                                                   5,600                       218,076
        Dresdner Bank AG                                                           4,900                       223,794
        Fresenius Medical Care AG                                                  3,100                       217,560
        Henkel KGAA                                                                3,500                       202,965
        Krones AG                                                                  5,400                       191,087
        MLP AG                                                                     1,650                       183,125
                                                                                                            ----------
                                                                                                             1,236,607

                        The accompanying notes are an integral part of the financial statements.

                                                           10

                                          HILLVIEW INVESTMENT TRUST II
                                            INTERNATIONAL ALPHA FUND
                                      Portfolio of Investments (Continued)
                                                  June 30, 2001


                                                                          SHARES                        VALUE
                                                                          ------                        -----
HONG KONG-3.9%
        China Mobile Ltd. ADR*                                             15,800                    $  423,282
        Denway Motors Ltd.*                                               653,400                       234,565
        First Pacific Co., Ltd.                                         1,148,972                       248,956
        Hong Kong Electric Holdings Ltd.                                   46,000                       176,931
        Mandarin Oriental International Ltd.                              727,000                       385,310
                                                                                                     ----------
                                                                                                      1,469,044
INDIA-1.0%
        Satyam Computer Services Ltd. ADR*                                 17,200                       150,156
        Videsh Sanchar Nigam Ltd. ADR                                      18,700                       250,580
                                                                                                     ----------
                                                                                                        400,736
INDONESIA-2.2%
        Gulf Indonesia Resources Ltd.                                      13,000                       132,080
        PT Astra International TBK*                                       975,000                       169,069
        PT Bank Pan Indonesia TBK                                       3,500,000                        73,752
        PT Hanjaya Mandala Sampoerna TBK                                   60,000                        84,551
        PT Indah Kiat Pulp & Paper Corporation TBK*                     4,660,000                       151,384
        PT Telekomunakasi Indonesia ADR                                    15,000                        83,400
        PT Telekomunikasi Indonesia                                       483,500                       135,843
                                                                                                     ----------
                                                                                                        830,079
IRELAND-3.1%
        Bank of Ireland                                                    25,940                       256,932
        Elan Corp. PLC ADR*                                                 6,200                       378,200
        Independent News & Media PLC                                      264,800                       526,802
                                                                                                     ----------
                                                                                                      1,161,934
ISRAEL-1.0%
        Teva Pharmaceutical Industries Ltd. ADR                             6,000                       373,800
                                                                                                     ----------

ITALY-2.6%
        Banca Popolare Di Verona                                           46,000                       435,373
        ENI SPA                                                            23,590                       287,576
        Fila Holding SPA ADR                                               69,200                       259,500
                                                                                                     ----------
                                                                                                        982,449
JAPAN-8.5%
        Canon, Inc.                                                         8,000                       323,296
        Dai Nippon Printing Co., Ltd.                                      17,000                       207,464
        Daito Trust Construction Co., Ltd.                                 14,000                       237,420
        Daiwa Securities Group, Inc.                                       26,000                       272,059
        Jusco Co., Ltd.                                                    10,000                       220,502
        Matsushita Electric Industrial Co., Ltd.                           12,000                       187,819
        Mitsubishi Corp.                                                   30,000                       241,750
        Nomura Securities Co., Ltd. ADR                                     2,000                       383,272
        NTT DoCoMo, Inc.                                                       15                       260,994
        Sharp Corp.                                                        19,000                       258,989
        Sony Corp. ADR                                                      4,600                       302,680
        Takeda Chemical Industries Ltd.                                     5,000                       232,529
        The Asahi Bank, Ltd.                                               38,000                        82,267
                                                                                                     ----------
                                                                                                      3,211,041
LUXEMBOURG-1.3%
        Quilmes Industrial SA ADR                                          22,850                       479,850
                                                                                                     ----------

                        The accompanying notes are an integral part of the financial statements.

                                                           11

                                              HILLVIEW INVESTMENT TRUST II
                                                INTERNATIONAL ALPHA FUND
                                          Portfolio of Investments (Continued)
                                                     June 30, 2001


                                                                                  SHARES                       VALUE
                                                                                  ------                       -----
MEXICO-2.0%
        Fomento Economico Mexicano SA ADR*                                        12,300                    $  526,563
        Grupo Televisia SA ADR*                                                    6,300                       252,063
                                                                                                            ----------
                                                                                                               778,626
NETHERLANDS-7.1%
        Gucci Group                                                                2,620                       215,923
        Hunter Douglas NV                                                         24,500                       686,524
        IHC Caland NV                                                              3,820                       192,416
        ING Groep NV                                                               4,730                       309,129
        ING Groep NV ADR                                                           6,000                       395,220
        Koninklijke Ahold NV                                                       7,068                       221,391
        Philips Electronics NV                                                     8,920                       236,434
        TNT Post Group NV                                                         12,748                       266,024
        Vedior NV                                                                 19,810                       179,445
                                                                                                            ----------
                                                                                                             2,702,506
NEW ZEALAND-1.2%
        Fletcher Building Ltd.                                                   474,000                       451,442
                                                                                                            ----------

NORWAY-0.4%
        Statoil ASA*                                                              18,700                       138,214
                                                                                                            ----------

PERU-0.8%
        Credicorp Ltd. ADR                                                        36,000                       300,600
                                                                                                            ----------

PHILIPPINES-1.5%
        Filinvest Land, Inc.*                                                  6,000,000                       258,664
        Petron Corp.*                                                          4,778,000                       204,160
        Philippine Long Distance Telephone Co.                                     4,760                        65,830
        PSi Technologies Holdings, Inc. ADR*                                       5,000                        30,000
                                                                                                            ----------
                                                                                                               558,654
SINGAPORE-0.5%
        Chartered Semiconductor Manufacturing Ltd.*                               70,700                       176,949
                                                                                                            ----------

SPAIN-2.1%
        Banco Santander SA ADR                                                    38,100                       350,139
        NH Hotels SA                                                              18,735                       221,571
        Telefonica SA ADR                                                          5,916                       220,312
                                                                                                            ----------
                                                                                                               792,022
SWEDEN-4.1%
        Autoliv, Inc. SDR                                                         30,400                       522,259
        Gambro AB                                                                 47,000                       287,138
        Securitas AB, Class B                                                      5,410                        94,681
        SSAB Svenskat Stal AB, Series A                                           44,400                       383,426
        Telefonaktiebolaget LM Ericsson AB ADR                                    50,000                       271,000
                                                                                                            ----------
                                                                                                             1,558,504
SWITZERLAND-0.7%
        Adecco SA ADR                                                             22,000                       262,460
                                                                                                            ----------

TAIWAN-0.9%
        Taiwan Semiconductor Manufacturing Co., Ltd.  ADR*                        23,800                       361,522
                                                                                                            ----------

THAILAND-1.6%
        ABN Amro Asia Securities Public Co., Ltd.                                490,000                       278,665
        Capital Nomura Securities Public Co., Ltd.                               373,000                       210,067
        National Finance Public Co., Ltd.*                                       534,000                       110,861
                                                                                                            ----------
                                                                                                               599,593

                        The accompanying notes are an integral part of the financial statements.

                                                           12

                                              HILLVIEW INVESTMENT TRUST II
                                                INTERNATIONAL ALPHA FUND
                                          Portfolio of Investments (Concluded)
                                                     June 30, 2001

                                                                            SHARES                           VALUE
                                                                            ------                           -----
TURKEY-1.1%
        Alcatel Teletas Telekomunikasyon AS                                7,600,000                     $     77,214
        Cimsa Cimento Sanayi Ve Ticaret AS                                 7,710,000                           67,580
        Global Menkul Degerler AS*                                        56,000,000                           82,553
        Migros Turk TAS                                                      520,000                           32,320
        Netas Northern Electric Telekomunikasyon AS                        2,540,000                          103,223
        Vestel Electronik Sanayi Ve Ticaret AS*                           22,465,000                           54,598
                                                                                                         ------------
                                                                                                              417,488
UNITED KINGDOM-21.9%
        Amvescap PLC ADR                                                      13,600                          470,968
        BG Group PLC                                                          62,260                          245,396
        BP PLC ADR                                                             4,500                          224,325
        British Telecommunications PLC                                        35,000                          220,033
        Cadbury Schweppes PLC                                                 31,482                          212,306
        Carphone Warehouse PLC*                                              100,400                          222,396
        Diageo PLC                                                            53,000                          581,410
        Enodis PLC                                                           348,500                          693,539
        GlaxoSmithKline PLC                                                   15,883                          446,760
        GlaxoSmithKline PLC ADR*                                               5,690                          319,778
        Harvey Nichols PLC                                                    99,000                          286,823
        House of Fraser PLC                                                  112,000                          151,217
        HSBC Holdings PLC ADR                                                  6,000                          359,400
        Jarvis Hotels PLC                                                    357,000                          594,975
        P&O Princess Cruises PLC                                              31,471                          163,656
        Reckitt Benckiser PLC                                                 17,500                          252,275
        Reuters Group PLC ADR                                                  3,300                          256,575
        Rolls-Royce PLC                                                      179,000                          590,348
        Royal Doulton PLC*                                                   629,000                          375,969
        Schroders PLC                                                         17,320                          198,161
        Somerfield PLC                                                       389,000                          719,428
        Vodafone Group PLC ADR                                                13,300                          297,255
        WPP Group PLC ADR                                                      7,900                          396,975
                                                                                                         ------------
                                                                                                            8,279,968
ZIMBABWE-1.4%
        Delta Corp., Ltd.                                                    843,084                          367,904
        Econet Wireless Holdings Ltd.*                                       242,000                           70,402
        Innscor Group                                                        240,500                          104,949
                                                                                                         ------------
                                                                                                              543,255

TOTAL COMMON STOCKS
     (Cost-$37,588,799)                                                                                    35,594,691
                                                                                                         ------------

                                                                                PAR
SHORT-TERM INVESTMENTS-5.5%                                                    (000)
Wilmington Trust Prime Money Market Fund                                     --------
     3.830%                                                                  $ 2,074                     $  2,074,413
                                                                                                         ------------

TOTAL SHORT-TERM INVESTMENTS
     (Cost-$2,074,413)                                                                                      2,074,413
                                                                                                         ------------

TOTAL INVESTMENTS-99.5%
     (Cost-$39,663,212)                                                                                    37,669,104
                                                                                                         ------------

OTHER ASSETS IN EXCESS OF LIABILITIES-0.5%                                                                    203,618
                                                                                                         ------------

NET ASSETS-100.0%                                                                                        $ 37,872,722
                                                                                                         ============


--------
ADR - American Depository Receipt
GDR - Global Depository Receipt
*  Non-income producing securities

                        The accompanying notes are an integral part of the financial statements.

                                                           13

                                            HILLVIEW INVESTMENT TRUST II
                                        Statements of Assets and Liabilities
                                                   June 30, 2001
                                                                                                      International
                                                                              Alpha Fund               Alpha Fund
                                                                              ----------               ----------
Assets
   Investments, at value (cost - $92,345,076,
      $39,663,212, respectively)                                             $ 104,574,230           $  37,669,104
   Cash                                                                                 --                 166,962
   Receivable from investment advisor                                               12,805                  14,954
   Receivable for investments sold                                                 470,234                 592,194
   Unrealized gain on foreign currency transactions                                     --                     520
   Dividends, reclaims, and interest receivable                                     28,466                  86,128
   Prepaid expenses and other assets                                                 8,884                   5,953
                                                                             -------------           -------------


     Total assets                                                              105,094,619              38,535,815
                                                                             -------------           -------------

Liabilities
   Payable to investment advisors                                                   82,170                  28,085
   Payable for investments purchased                                               931,732                 572,454
   Payable for fund shares redeemed                                                 80,000                      --
   Unrealized loss on foreign currency transactions                                     --                   1,686
   Accrued expenses payable and other liabilities                                   91,980                  60,868
                                                                             -------------           -------------

     Total liabilities                                                           1,185,882                 663,093
                                                                             -------------           -------------

Net Assets                                                                   $ 103,908,737           $  37,872,722
                                                                             =============           =============

Net Assets
   Capital stock, $0.001 par value (Class Y shares of beneficial
      interest issued and outstanding, unlimited shares authorized)          $       9,823           $       3,618
   Additional paid-in capital                                                   92,557,637              41,874,602
   Undistributed net investment income/(loss)                                           --                   4,979
   Accumulated net realized loss from investments
      and foreign currency transactions, if any                                   (887,877)             (2,007,630)
   Net unrealized appreciation/(depreciation) on investments and
      foreign currency transactions, if any                                     12,229,154              (2,002,847)
                                                                             -------------           -------------

   Net assets applicable to shares outstanding                               $ 103,908,737           $  37,872,722
                                                                             =============           =============

Shares outstanding                                                               9,822,716               3,618,026
                                                                             =============           =============

Net asset value, offering and redemption price per share                     $       10.58           $       10.47
 (Net assets/shares outstanding = net asset value)                           =============           =============



                      The accompanying notes are an integral part of the financial statements.

                                                         14

                                               HILLVIEW INVESTMENT TRUST II
                                                 Statements of Operations
                                                                                                         International
                                                                                  Alpha Fund              Alpha Fund
                                                                              ------------------      ------------------

                                                                                For the Period          For the Period
                                                                              September 1, 2000*      September 7, 2000*
                                                                                    through                through
                                                                                 June 30, 2001          June 30, 2001
                                                                              ------------------      ------------------
Investment Income
    Dividends                                                                    $    441,434           $    467,938 **
    Interest                                                                          232,671                194,231
                                                                                 ------------           ------------

      Investment Income                                                               674,105                662,169
                                                                                 ------------           ------------

Expenses
    Advisory and sub-advisory fees                                                  1,008,490                292,771
    Administration and accounting fees                                                127,689                 77,311
    Audit and legal fees                                                               74,638                 23,957
    Federal and state registration fees                                                33,739                 14,415
    Transfer agent fees                                                                26,801                 25,509
    Custodian fees                                                                     24,540                 78,179
    Directors fees                                                                     20,293                  6,166
    Insurance                                                                           9,637                  4,346
    Printing                                                                            3,342                  1,246
    Offering costs                                                                     29,945                 29,949
    Other                                                                              17,542                  6,579
                                                                                 ------------           ------------

        Total expenses before waivers and net reimbursements                        1,376,656                560,428
     Less: waivers and net reimbursements                                            (289,123)              (138,444)
                                                                                 ------------           ------------
        Net expenses after waivers and net reimbursements                           1,087,533                421,984
                                                                                 ------------           ------------

Net investment income/(loss)                                                         (413,428)               240,185
                                                                                 ------------           ------------

Net  realized and unrealized loss on investment Net realized loss from:
        Investments                                                                  (887,877)            (2,007,630)
        Foreign currency transactions                                                      --               (193,195)

     Net change in unrealized depreciation on:
        Investments                                                               (10,450,394)            (1,994,108)
        Foreign currency transactions                                                      --                 (8,739)
                                                                                 ------------           ------------

     Net realized and unrealized loss on investments                              (11,338,271)            (4,203,672)
                                                                                 ------------           ------------

Net decrease in net assets resulting from operations                             $(11,751,699)          $ (3,963,487)
                                                                                 ============           ============


--------------
*Commencement of Operations
**Net of foreign withholding taxes of $63,336.

                         The accompanying notes are an integral part of the financial statements.

                                                            15


                                          HILLVIEW INVESTMENT TRUST II
                                      Statements of Changes in Net Assets

                                                                                              International
                                                                        Alpha Fund              Alpha Fund
                                                                    ------------------      ------------------

                                                                      For the Period          For the Period
                                                                    September 1, 2000*      September 7, 2000*
                                                                          through                through
                                                                       June 30, 2001          June 30, 2001
                                                                    ------------------      ------------------
Increase/(decrease) in net assets resulting
    from operations
    Net investment income/(loss)                                      $    (413,428)          $     240,185
    Net realized loss from investments and
       foreign currency transactions, if any                               (887,877)             (2,200,825)
    Net change in unrealized depreciation on investments and
       foreign currency transactions, if any                            (10,450,394)             (2,002,847)
                                                                      -------------           -------------

    Net decrease in net assets resulting from operations                (11,751,699)             (3,963,487)
                                                                      -------------           -------------

Dividends and distributions to shareholders from:
    Net investment income                                                        --                 (42,011)
    Net realized capital gains                                                   --                      --
                                                                      -------------           -------------

    Total dividends and distributions to shareholders                            --                 (42,011)
                                                                      -------------           -------------

Capital Share Transactions (1):
    Shares issued from in-kind transfer (see Note 5)                     88,469,790                      --
    Shares issued                                                        32,914,366              43,819,279
    Shares issued in lieu of cash distributions                                  --                  34,930
    Shares redeemed                                                      (5,723,720)             (1,975,989)
                                                                      -------------           -------------

    Net increase in net assets derived
    from capital share transactions                                     115,660,436              41,878,220
                                                                      -------------           -------------

    Total increase in net assets                                        103,908,737              37,872,722
                                                                      -------------           -------------

Net assets
    Beginning of period                                                          --                      --

    End of period (including undistributed net investment             $ 103,908,737           $  37,872,722
                                                                      =============           =============
       income of $0 and $4,979, respectively)

(1) Capital Shares Issued and Redeemed:
    Shares issued from in-kind transfer (see Note 5)                      7,372,483                      --
    Shares issued                                                         2,993,982               3,800,351
    Shares issued in lieu of cash distributions                                  --                   3,187
    Shares redeemed                                                        (543,749)               (185,512)
                                                                      -------------           -------------
                                                                          9,822,716               3,618,026
                                                                      =============           =============

                    The accompanying notes are an integral part of the financial statements.

                                                       16


                                              HILLVIEW INVESTMENT TRUST II
                                                 Financial Hightlights

                                                                      (For a share outstanding throughout each period)
                                                                                                   International
                                                                             Alpha Fund              Alpha Fund
                                                                         ------------------      ------------------

                                                                           For the Period          For the Period
                                                                         September 1, 2000*      September 7, 2000*
                                                                               through                through
                                                                            June 30, 2001          June 30, 2001
                                                                         ------------------      ------------------
Per Share Operating Performance
Net asset value, beginning of period                                       $        12.00           $       12.00
                                                                           --------------           -------------

Net investment income/(loss)(1)                                                     (0.05)(2)                0.01
Net realized and unrealized loss on investments and
    foreign currency transactions, if any                                           (1.37)                  (1.53)
                                                                           --------------           -------------

Net decrease in net assets resulting from operations                                (1.42)                  (1.52)

Dividends and distributions to shareholders from:
Net investment income                                                               --                      (0.01)
                                                                           --------------           -------------

Total dividends and distributions to shareholders                                   --                      (0.01)

Net asset value, end of period                                             $        10.58           $       10.47
                                                                           ==============           =============

Total investment return(3)(4)                                                      (11.83)%                (12.65)%

Ratio/Supplemental Data
Net assets, end of period (000's omitted)                                  $      103,909              $   37,873
Ratio of expenses to average net assets(1)(5)                                        1.38%                   1.63%
Ratio of expenses to average net assets without waivers and
      expense reimbursements(5)                                                      1.75%                   2.17%
Ratio of net investment income/(loss) to average net assets(1)(5)                   (0.52)%                  0.93%
Portfolio turnover rate(4)                                                             76%                     76%


--------------
*     Commencement of operations
(1)   Includes effects of waivers and reimbursements.
(2)   Calculated using average shares outstanding.
(3)   Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)   Not annualized.
(5)   Annualized.

                        The accompanying notes are an integral part of the financial statements.

                                                           17

                          Hillview Investment Trust II
                          Notes to Financial Statements


1.       Organization

         Hillview Alpha Fund and Hillview International Alpha Fund (collectively "Funds") are diversified series of Hillview Investment Trust II ("Trust"), a professionally managed, open-end management investment company. The Trust was established as a Delaware business trust under a Declaration of Trust dated July 20, 2000. The Trust currently offers one class of shares, Class Y. Hillview Alpha Fund and Hillview International Alpha Fund commenced operations on September 1, 2000 and September 7, 2000, respectively.

         Costs incurred in connection with the organization of the Trust amounted to $72,646 and $20,874 for the Hillview Alpha Fund and the Hillview International Alpha Fund, respectively, and were charged to the operations of the Funds prior to the commencement of operations. These costs are subject to the expense limitation agreement described in Note 3 below.

2.       Significant Accounting Policies
         The following is a summary of significant accounting policies followed by the Trust.

         Portfolio Valuation - The net asset value of the Funds is determined as of 4:00 p.m. Eastern time on each business day. Each Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Trustees. With the approval of the Board of Trustees, each Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost that approximates market value. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Funds.

         Investment Transactions and Investment Income - Investment transactions are accounted for on the date on which the order to buy or sell is executed. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

         Expenses - Expenses directly attributable to a fund are charged to that Fund. Other expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

         Foreign Currency Translation - The books and records of the Funds are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

         Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

                          Hillview Investment Trust II
                    Notes to Financial Statements (Continued)


         Dividends and Distributions - Dividends from net investment income, if any, will be declared and paid at least annually to shareholders. Distributions from net realized capital gains, if any, will be distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

         Offering Costs - Certain costs incurred in connection with the initial offering of shares of the Funds amounted to $72,804. Such costs were deferred and are being amortized over 12 months from the commencement of operations.

         Foreign Withholding Taxes - Income received from sources outside the United States may be subject to withholding and other taxes imposed by countries other than the United States.

         Repurchase Agreements - The Funds may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Funds enter into repurchase agreements are banks and broker/dealers that Hillview Capital Advisors, LLC (the investment advisor or "Hillview Advisors") considers creditworthy pursuant to criteria approved by the Board of Trustees. The seller under a repurchase agreement will be required to maintain the value of the securities provided as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Default by or bankruptcy of the seller would, however, expose the Funds to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

         U.S. Federal Tax Status - No provision is made for U.S. federal income taxes as it is the Funds' intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and substantially all excise taxes.

         Other - Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

3.       Transactions with Affiliates and Related Parties

         Pursuant to an investment advisory agreement between the Trust and Hillview Advisors, Hillview Advisors will manage the Funds' business and investment affairs. Hillview Advisors serves as the investment manager for the Funds under the terms of its investment management agreement with the Trust ("Hillview Agreement"). For its services under the Hillview Agreement, Hillview Advisors receives an annual fee of 0.25% of the Funds' average daily net assets. Hillview Advisors has voluntarily agreed to waive its fees and, if necessary, reimburse expenses for the period ended June 30, 2001 to limit the expenses of the Funds so that Other Expenses (i.e. those expenses other than advisory fees and sub-advisory fees) shall not exceed 0.35% of average daily net assets for the Hillview Alpha Fund and 0.75% of average daily net assets for the Hillview International Alpha Fund. Any waivers or reimbursements for Other Expenses made by Hillview Advisors during this period are subject to repayment by the Funds, provided that the payments are reimbursed within three years of the payment being made and repayment does not result in the Funds' Other Expenses exceeding the foregoing expense limitations. Amounts subject to possible reimbursement as of June 30, 2001 were $164,669 and $94,731 for the Hillview Alpha Fund and the

                          Hillview Investment Trust II
                    Notes to Financial Statements (Continued)


Hillview International Alpha Fund, respectively. For the period ended June 30, 2001, investment advisory fees, waivers, and net reimbursements were as follows:

                                              Gross                              Net
                                            Advisory                           Advisory        Expense          Reimbursement
Fund                                          Fees              Waivers          Fees       Reimbursement         Recouped
----                                          ----              -------          ----       -------------         --------
Hillview Alpha Fund                        $ 197,100          $(197,100)          --          $ (95,473)          $   3,450
Hillview International Alpha Fund             64,587            (64,587)          --            (73,857)                 --


         The Hillview Alpha Fund pays sub-advisory fees to the sub-advisors based on annual percentage rates of the value of the portion of the Hillview Alpha Fund's portfolio managed by each sub-advisor. Harris Associates L.P. ("Harris") receives an annual sub-advisory fee of 0.75% of the average daily net assets on the first $20 million of the portion of the Fund's portfolio it manages, 0.60% of the average daily net assets on the next $55 million, and 0.55% of the rest of the portion of the Fund's assets it manages thereafter. Nevis Capital Management LLC ("Nevis Capital") receives an annual sub-advisory fee of 1.50% of the average daily net assets of the portion of the Fund's portfolio it manages. Shaker Investments, Inc. ("Shaker Investments") receives an annual sub-advisory fee of 1.00% of the average daily net assets of the portion of the Fund's portfolio it manages. Pzena Investment Management LLC ("Pzena") receives an annual sub-advisory fee of 1.00% of the average daily net assets of the first $30 million of the portion of the Fund's portfolio it manages and 0.75% of the average daily net assets of the rest of the portion of the Fund's assets it manages thereafter. Frontier Capital Management Company, LLC ("Frontier") receives an annual sub-advisory fee of 1.00% of the average daily net assets of the first $25 million of the portion of the Fund's portfolio it manages and 0.75% of the average daily net assets of the rest of the portion of the Fund's portfolio it manages thereafter. For the period ended June 30, 2001, investment sub-advisory fees were $146,563, 237,132, $133,716, $138,410, and $155,569, respectively, for Harris, Nevis Capital, Shaker Investments, Pzena, and Frontier.

         The Hillview International Alpha Fund pays sub-advisory fees to the sub-advisors based on annual percentage rates of the value of the portion of the Hillview International Alpha Fund's portfolio by each sub-advisor. Harris receives an annual sub-advisory fee of 0.75% of the average daily net assets on the first $25 million of the portion of the Fund's portfolio it manages, 0.70% of the average daily net assets of the next $25 million, 0.60% of the average daily net assets of the next $50 million and 0.50% of the average daily net assets of the rest of the portion of the Fund's assets it manages thereafter. BPI Global Asset Management LLP ("BPI") receives an annual sub-advisory fee of 0.80% of the average daily net assets on the first $20 million of the portion of the Fund's portfolio it manages, 0.60% of the average daily net assets on the next $30 million it manages, 0.50% of the average daily net assets of the next $50 million it manages, and a negotiable rate on amounts greater than $100 million that it manages. Deutsche Asset Management Investment Services, Ltd. ("Deutsche") receives an annual sub-advisory fee of 0.60% of the average daily net assets on the first $20 million of the portion of the Fund's portfolio it manages and 0.55% of the average daily net assets of amounts greater than $20 million (if the breakpoint of $20 million is attained in the first year of the contract; otherwise the breakpoint will be $50 million). Waterford Management, LLC ("Waterford") receives an annual sub-advisory fee of 2.00% of the average daily net assets of the portion of the Fund's portfolio it manages. For the period ended June 30, 2001, investment sub-advisory fees were $62,860, $55,896, $43,138, and $66,290, respectively, for Harris, BPI, Deutsche, and Waterford.

         As of June 30, 2001, three officers and/or Senior Management of Hillview Advisors held less than 1% of the outstanding shares of each of the Hillview Alpha and Hillview International Alpha Funds. Additionally, as of June 30, 2001, Hillview Advisors held less than 1% of the outstanding shares of each of the Hillview Alpha and Hillview International Alpha Funds.

         PFPC, Inc. ("PFPC"), a wholly owned subsidiary of PFPC Worldwide Inc., an indirect majority owned subsidiary of The PNC Financial Services Group, Inc., serves as administrator, accounting agent, and transfer and dividend disbursing agent for the Funds.

                          Hillview Investment Trust II
                    Notes to Financial Statements (Continued)


         PFPC Trust Co., a wholly owned subsidiary of PFPC Worldwide Inc., an indirect majority owned subsidiary of The PNC Financial Services Group, Inc., provides certain custodial services to the Funds.

         PFPC Distributors, Inc., a wholly owned subsidiary of PFPC Worldwide Inc., an indirect majority owned subsidiary of The PNC Financial Services Group, Inc., provides certain underwriting services to the Funds.


4.       Investment in Securities

         For U.S. federal income tax purposes, the costs of securities owned at June 30, 2001 were $93,683,139 and $39,751,700, respectively, for the Hillview Alpha Fund and the Hillview International Fund. Accordingly, the net unrealized appreciation/(depreciation) of investments are as follows:


                                                                                              Net Appreciation /
     Fund                                       Appreciation          Depreciation               Depreciation
     ----                                       ------------          ------------               ------------
     Hillview Alpha Fund                            $20,108,151       $(9,217,060)               $10,891,091
     Hillview International Alpha Fund                2,216,352        (4,298,948)               (2,082,596)


       For the period ended June 30, 2001, aggregate purchases and sales of investment securities were as follows:

     Fund                                            Investment Securities
     ----                                            ---------------------
                                                   Purchases            Sales
                                                   --------------------------
     Hillview Alpha Fund                         $109,344,413        $69,284,120
     Hillview International Alpha Fund             61,626,046         22,045,977


5.       In-Kind Subscription

         On September 1, 2000, Hillview Alpha Fund had an in-kind subscription valued at $88,469,790. The assets, which consisted of cash, receivables, and securities, were contributed on a tax-free basis. The securities acquired were valued at $86,941,672. The cost of these securities was $64,262,124 with a net unrealized appreciation of $22,679,548.


6.       Shareholder Concentrations

         As of June 30, 2001 one shareholder held approximately 75% of the outstanding shares of the Hillview Alpha Fund and one shareholder held approximately 64% of the outstanding shares of the Hillview International Alpha Fund. Both shareholders represent omnibus accounts, which are held on behalf of several individual shareholders.


7.       Capital Loss Carryover

         At June 30, 2001, Capital Loss Carryovers were available to offset future realized gains in the International Alpha Fund of $52,049 expiring on June 30, 2009.

                          Hillview Investment Trust II
                    Notes to Financial Statements (Concluded)

         Net capital and currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. The International Alpha Fund incurred post-October currency losses of $167,022 and post-October capital losses of $1,867,093 and will elect to defer such losses during the taxable year ended June 30, 2001.



8.       Reclass of Capital Accounts

         In accordance with accounting pronouncements, the Funds recorded reclassifications in their capital accounts. These reclassifications have no impact on the net asset value of the Funds. As of June 30, 2001, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                       Accumulated
                                            Undistributed              net realized              Additional
                                            net investment             gain/ (loss)              Paid-in
                                            income (loss)              on investments            Capital
                                            -------------              --------------            -------
       Hillview Alpha Fund                    $ 413,428                      -                   $(413,428)
       Hillview International Alpha Fund      $(193,195)                $193,195                     -

                        Report of Independent Accountants


To the Board of Trustees and Shareholders of Hillview Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hillview Alpha Fund and Hillview International Alpha Fund (constituting Hillview Investment Trust II, hereafter referred to as the "Trust") at June 30, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period September 1, 2000 (commencement of operations) through June 30, 2001 for the Hillview Alpha Fund and for the period September 7, 2000 (commencement of operations) through June 30, 2001 for the Hillview International Alpha Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2001 by correspondence with the custodians and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Philadelphia, PA


August 10, 2001

                          Hillview Investment Trust II
                    Shareholders Tax Information (unaudited)



Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (June 30, 2001) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended June 30, 2001, the following dividends and distributions per share were paid by each of the Funds:


                                           Ordinary Income      Capital Gains
                                           ---------------      -------------
Fund
----

Hillview Alpha Fund                              ----               ----
Hillview International Alpha Fund               $0.01               ----



The percentage of total ordinary income dividends from the International Alpha Fund qualifying for the corporate dividends received deduction is 0%.

For the year ended June 30, 2001, the International Alpha Fund intends to pass through foreign tax credits of $63,336 and have derived gross income from sources with foreign countries amounting to $531,274.

These amounts were reported to shareholders as income in 2000. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2001. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2002.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.